Exhibit 32.1
PRECISION OPTICS CORPORATION, INC.
CERTIFICATION PURSUANT TO
 SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,
AS ADOPTED PURSUANT TO
 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

We, Richard E. Forkey, Chief Executive Officer, and Jack P. Dreimiller, Chief Financial Officer, of Precision Optics Corporation, Inc. (the "Company"), certify, pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)
The Quarterly Report on Form 10-QSB of the Company for the quarterly period ended December 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78 m or 78o(d)); and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 11, 2004	/s/ RICHARD E. FORKEY
Richard E. Forkey, Chairman of the Board, Chief Executive Officer, President and Treasurer

/s/ JACK P. DREIMILLER
Jack P. Dreimiller, Senior Vice President Finance, Chief Financial Officer and Clerk